UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2015 (Date of earliest event reported)
Centrue Financial Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-28846 (Commission File Number)	36-3145350 (IRS Employer Identification Number)

122 West Madison Street, Ottawa, Illinois (Address of principal executive offices)		61350 (Zip Code)
815-431-8400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 29, 2015, Centrue Financial Corporation, issued a news release to report its financial results for the quarter ended September 30, 2015. The release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Centrue Financial Corporation dated October 29, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2015	CENTRUE FINANCIAL CORPORATION By: /s/ Daniel R. Kadolph Daniel R. Kadolph Executive Vice President & Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Centrue Financial Corporation dated October 29, 2015